S U P P L E M E N T   T O   P R O S P E C T U S*

                                  April 8, 1998

                          Rainier Investment Management
                                  Mutual Funds


                Rainier Small/Mid Cap Equity Portfolio Investors

         The Rainier Small/Mid Cap Equity Portfolio (the "Small/Mid Cap Equity Portfolio") will close to new shareholder accounts within two business days after its net assets reach approximately $575 million. (The Portfolio's net assets were $512 million as of March 25, 1998.) Shareholders who own shares of the Small/Mid Cap Equity Portfolio when it closes may continue to purchase shares in their existing accounts after it closes. Employer-sponsored retirement plans and certain investment advisors, if they are already invested in the Small/Mid Cap Equity Portfolio, may be able to open additional accounts for plan participants or clients. Rainier Investment Management, Inc.(R), as the Advisor, may reopen and close the Small/Mid Cap Equity Portfolio to certain types of new shareholders in the future.

                               Exchange Privilege

         If you do not own shares of the Small/Mid Cap Equity Portfolio when it closes, you may not exchange shares from the Core Equity Portfolio, Balanced Portfolio, Intermediate Fixed Income Portfolio, Firstar Money Market Fund or Firstar U.S. Government Money Market Fund for shares of the Small/Mid Cap Equity Portfolio.










                                     RAINIER
                                   INVESTMENT
                                   MANAGEMENT
                                  Mutual Funds
                          601 Union Street, Suite 2801
                            Seattle, Washington 98101
                                 (800) 248-6314


* Prospectus dated July 29, 1997.